                                                       EX-4.4
                                          FORM OF COMMON STOCK CERTIFICATE
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
                                               XIOX CORPORATION LOGO


NUMBER                                                                                                          SHARES


THIS CERTIFICATE IS TRANSFERABLE IN                                           SEE THE REVERSE FOR A STATEMENT AS TO THE
LOS ANGELES OR NEW YORK                                                             RIGHTS, PREFERENCES, PRIVILEGES AND
                                                                               RESTRICTIONS OF THE CORPORATION'S SHARES

                                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



       ----------------------------------------------------------------------------------------------------------------
This certifies that                                                                                   CUSIP 983905 10 0



is the registered owner of
-----------------------------------------------------------------------------------------------------------------------


         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITH
                              PAR VALUE OF $.01, OF

                                XIOX CORPORATION

Transferable on the share register of the Corporation, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed or assigned.

This Certificate is not valid until countersigned by the transfer agent and Registered by the registrar.

WITNESS the facsimile seal of Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                                  /s/
SECRETARY                                                                                                   PRESIDENT

                                               XIOX CORPORATION SEAL
                                                     GOES HERE
-----------------------------------------------------------------------------------------------------------------------

                                XIOX CORPORATION


A full statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes of shares of the Corporation, including the Common Stock, ownership of which is represented by this certificate, and the Preferred Stock, and upon the respective holders thereof, may be obtained by any shareholder upon request and without charge from the Secretary of the Corporation, at the principal office of the Corporation.

The Board of Directors has the authority to fix the number of shares of any series of Preferred Stock, to determine the designation of such series and to determine or alter the rights, preferences, privileges and restrictions upon any wholly unissued series of Preferred Stock.

The following  abbreviations,  when used in the  inscription on the face of this certificate,  shall  be  construed  as  though  they  were  written  out in full according to applicable laws or regulations:
TEN COM-- as tenants in common                                                  UNIF GIT MIN  ACT--..Custodian...
TEN ENT-- as tenants by the  entireties                                             (Cust)                (Minor)
JT TEN--as joint tenants with right                                                 under Uniform Gifts to Minors
        of survivorship and not as                                                      Act......................
        tenants in common                                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------------------------------
------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------------------------------------------------Attorney
to transfer  the said shares on the books of the within named  Corporation  with full power of substitution in the premises.

Dated
      --------------------------------------------------
      ---------------------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                      II-7